Exhibit 99.01

Laureate Education, Inc.

Preferential Change in Revenue Recognition Method

Effect on EPS for 2004-2005

	2004**
	Q1	Q2	Q3	Q4	Total
Income from Continuing Operations -Historical	$2,507	$17,609	$10,613	$32,031	$62,760
Income from Continuing Operations - Weekly	$172	$23,051	$4,754	$33,396	$61,373

Difference	$(2,335)	$5,442	$(5,859)	$1,365	$(1,387)

Shares Outstanding	47,484	48,131	49,124	51,310	49,016

Earnings per Share - Historical	$0.05	$0.37	$0.22	$0.62	$1.28
Earnings per Share - Weekly	$0.00	$0.48	$0.10	$0.65	$1.25

Difference	(0.05)	0.11	(0.12)	0.03	(0.03)

** 2004 amounts are shown Pro Forma results (as previously disclosed in the Company’s quarterly earnings releases).

	2005
	Q1	Q2	Q3	Q4	Total
Income from Continuing Operations -Historical	$3,984	$22,154	$12,047	$47,561	$85,746
Income from Continuing Operations - Weekly	$1,328	$31,310	$9,067	$44,457	$86,162

Difference	$(2,656)	$9,156	$(2,980)	$(3,104)	$416

Shares Outstanding	51,819	51,944	52,073	52,267	52,028

Earnings per Share - Historical	$0.08	$0.43	$0.23	$0.91	$1.65
Earnings per Share - Weekly	$0.03	$0.60	$0.17	$0.85	$1.66

Difference	(0.05)	0.17	(0.06)	(0.06)	0.01

Note: All of 2005 and Q4 2004 include the adjustment for a non-strategic discontinued operation.

Laureate Education, Inc.

Historical Results (including pro forma adjustments)

Consolidated Statements of Continuing Operations

(unaudited)

	1Q04	2Q04	3Q04	4Q04	FY04
	Actual	Actual	Actual	Actual	Actual
Revenues
Central America (a)	$47,938	$37,167	$46,195	$62,171	$193,471
South America (b)	18,335	45,974	47,473	55,232	167,014
Campus Based - Latin America	66,273	83,141	93,668	117,403	360,485

Mediterranean Region (c)	25,911	25,764	2,844	28,013	82,532
Hospitality	12,653	12,169	13,196	13,539	51,557
France	2,635	2,542	1,244	10,802	17,223
Campus Based - Europe	41,199	40,475	17,284	52,354	151,312

Campus Based Total	107,472	123,616	110,952	169,757	511,797

Laureate Online Education	24,684	34,635	35,158	40,657	135,134

Total revenues	132,156	158,251	146,110	210,414	646,931

Core operating expenses	122,563	128,376	122,063	155,305	528,307
Non-cash stock compensation expense	712	2,283	891	1,832	5,718
General and administrative expenses	5,289	5,431	5,450	5,210	21,380

Total operating expenses	128,564	136,090	128,404	162,347	555,405

Operating Income	3,592	22,161	17,706	48,067	91,526

Non-operating items
Interest and other income (d)	3,302	16,043	1,160	7,674	28,179
Interest expense	(1,558)	(1,595)	(2,067)	(2,450)	(7,670)
Foreign exchange gain (loss)	360	(297)	(509)	(510)	(956)
Total non-operating items	2,104	14,151	(1,416)	4,714	19,553

Income from continuing operations before minority interest, equity in net income (loss) of affliates and income taxes	5,696	36,312	16,290	52,781	111,079

Minority interest in (income) loss of consolidated subsidiaries, net of income tax	(2,474)	(6,066)	(4,192)	(8,426)	(21,158)
Equity in net income (loss) of affiliates, net of income tax	(8)	—	—	(315)	(323)
Income tax (expense) benefit	(707)	(6,409)	(2,795)	3,113	(6,798)

Income from continuing operations	$2,507	$23,837	$9,303	$47,153	$82,800

Weighted average shares (basic)	44,925	45,344	46,524	48,624	46,356
Weighted average shares (diluted)	47,484	48,131	49,124	51,310	49,016
EPS-Income from continuing operations (basic)	$0.06	$0.53	$0.20	$0.97	$1.79
EPS-Income from continuing operations (diluted)	$0.05	$0.50	$0.19	$0.92	$1.69

Reconciliation - Pro-Forma Income from Continuing Operations (e)
Income from continuing operations before income taxes	$3,214	$30,246	$12,098	$44,040	$89,598
Impact from early repayment of Educate, Inc. note receivable	—	(10,380)	2,183	2,183	(6,014)
Gain on UEM Land	—	—	—	(5,169)	(5,169)
Subtotal	3,214	19,866	14,281	41,054	78,415
Pro-Forma income tax expense	(707)	(2,257)	(3,668)	(9,023)	(15,655)
Pro-Forma income from continuing operations	$2,507	$17,609	$10,613	$32,031	$62,760
Pro-Forma weighted average shares (diluted)	47,484	48,131	49,124	51,310	49,016
EPS - Pro-Forma income from continuing operations (diluted)	$0.05	$0.37	$0.22	$0.62	$1.28

(a)          Central America includes Mexico, Costa Rica and Panama.

(b)         South America includes Chile, Ecuador and Peru.

(c)          The Mediterranean region includes Spain.

(d)         Includes acceleration of original issue discount triggered by the early repayment of the K-12 seller note and the gain on the divestment of land at UEM.

(e)          The pro forma financial measures used in this current report on Form 8-K release are non-GAAP financial measures. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company’s management refers to these non-generally acceptable accounting principles (“GAAP”) financial measures in making operating decisions because they provide meaningful supplemental information regarding the Company’s operational performance and facilitate management’s internal comparisons to the Company’s historical operating  results. In addition, the Company has historically reported similar non-GAAP financial measures to investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this current report on Form 8-K to their most directly comparable GAAP financial meaure as provided with the financial results attached to this current report on Form 8-K.

Laureate Education, Inc.

Historical Results (including pro forma adjustments)

Consolidated Statements of Continuing Operations

(unaudited)

	1Q05	2Q05	3Q05	4Q05	FY05
	Actual	Actual	Actual	Actual	Actual
Revenues
Central America (a)	$63,725	$50,365	$64,280	$85,626	$263,996
South America (b)	24,290	68,858	67,294	82,822	243,264
Campus Based - Latin America	88,015	119,223	131,574	168,448	507,260

Mediterranean Region (c)	29,115	27,731	1,574	29,063	87,483
Hospitality	13,795	11,560	14,648	13,390	53,393
France	12,045	11,877	5,599	13,364	42,885
Campus Based - Europe	54,955	51,168	21,821	55,817	183,761

Campus Based Total	142,970	170,391	153,395	224,265	691,021

Laureate Online Education	39,463	45,578	45,809	53,505	184,355

Total revenues	182,433	215,969	199,204	277,770	875,376

Core operating expenses	169,951	176,259	169,852	198,844	714,906
Non-cash stock compensation expense	780	414	1,335	2,059	4,588
General and administrative expenses	6,214	5,687	7,173	6,386	25,460

Total operating expenses	176,945	182,360	178,360	207,289	744,954

Operating Income	5,488	33,609	20,844	70,481	130,422

Non-operating items
Interest and other income	2,416	3,273	2,876	3,224	11,789
Interest expense	(2,373)	(2,703)	(2,611)	(2,753)	(10,440)
Foreign exchange gain (loss)	249	(936)	(90)	(726)	(1,503)
Total non-operating items	292	(366)	175	(255)	(154)

Income from continuing operations before minority interest, equity in net income (loss) of affliates and income taxes	5,780	33,243	21,019	70,226	130,268

Minority interest in (income) loss of consolidated subsidiaries, net of income tax	(1,015)	(6,237)	(5,829)	(11,239)	(24,320)
Equity in net income (loss) of affiliates, net of income tax	(90)	(114)	(166)	(165)	(535)
Income tax expense	(691)	(4,738)	(2,977)	(11,261)	(19,667)

Income from continuing operations	$3,984	$22,154	$12,047	$47,561	$85,746

Weighted average shares (basic)	49,237	49,566	49,801	49,881	49,625
Weighted average shares (diluted)	51,814	51,944	52,073	52,267	52,028
EPS-Income from continuing operations (basic)	$0.08	$0.45	$0.24	$0.95	$1.73
EPS-Income from continuing operations (diluted)	$0.08	$0.43	$0.23	$0.91	$1.65

(a)          Central America includes Mexico, Costa Rica, Panama and Honduras.

(b)         South America includes Chile, Brazil, Ecuador and Peru.

(c)          The Mediterranean region includes Spain and Cyprus.

Laureate Education, Inc.

Re-presented Historical Results (including pro forma adjustments)

Consolidated Statements of Continuing Operations

Reflects new revenue recognition method adoption for prior periods presented

(unaudited)

	1Q04	2Q04	3Q04	4Q04	FY04
	Actual	Actual	Actual	Actual	Actual
Revenues
Central America (a)	$46,668	$39,123	$43,116	$63,825	$192,732
South America (b)	16,987	53,517	43,066	53,190	166,760
Campus Based - Latin America	63,655	92,640	86,182	117,015	359,492

Mediterranean Region (c)	25,480	25,213	2,849	27,703	81,245
Hospitality	13,446	11,387	12,874	13,869	51,576
France	2,973	2,212	973	11,218	17,376
Campus Based - Europe	41,899	38,812	16,696	52,790	150,197

Campus Based Total	105,554	131,452	102,878	169,805	509,689

Laureate Online Education	24,684	34,635	35,158	40,655	135,132

Total revenues	130,238	166,087	138,036	210,460	644,821

Core operating expenses	123,257	129,071	122,778	156,024	531,130
Non-cash stock compensation expense (d)	—	—	—	—	—
General and administrative expenses	5,304	7,018	5,626	6,326	24,274

Total operating expenses	128,561	136,089	128,404	162,350	555,404

Operating Income	1,677	29,998	9,632	48,110	89,417

Non-operating items
Interest and other income (e)	3,302	16,043	1,160	7,674	28,179
Interest expense	(1,558)	(1,595)	(2,067)	(2,450)	(7,670)
Foreign exchange gain (loss)	359	(297)	(509)	(510)	(957)
Total non-operating items	2,103	14,151	(1,416)	4,714	19,552

Income from continuing operations before minority interest, equity in net income (loss) of affliates and income taxes	3,780	44,149	8,216	52,824	108,969

Minority interest in (income) loss of consolidated subsidiaries, net of income tax	(2,071)	(7,402)	(2,756)	(8,247)	(20,476)
Equity in net income (loss) of affiliates, net of income tax	(8)	—	—	(315)	(323)
Income tax (expense) benefit	(594)	(6,931)	(1,290)	2,017	(6,798)

Income from continuing operations	$1,107	$29,816	$4,170	$46,279	$81,372

Weighted average shares (basic)	44,925	45,344	46,524	48,624	46,356
Weighted average shares (diluted)	47,484	48,131	49,124	51,310	49,016
EPS-Income from continuing operations (basic)	$0.02	$0.66	$0.09	$0.95	$1.76
EPS-Income from continuing operations (diluted)	$0.02	$0.62	$0.08	$0.90	$1.66

Reconciliation - Pro-Forma Income from Continuing Operations (f)
Income from continuing operations before income taxes	$1,701	$36,747	$5,460	$44,262	$88,170
Impact from early repayment of Educate, Inc. note receivable	—	(10,380)	2,183	2,183	(6,014)
Gain on UEM Land	—	—	—	(5,169)	(5,169)
Subtotal	1,701	26,367	7,643	41,276	76,987
Pro-Forma income tax expense	(361)	(6,918)	(1,630)	(6,414)	(15,323)
Pro-Forma income from continuing operations	$1,340	$19,449	$6,013	$34,862	$61,664
Pro-Forma weighted average shares (diluted)	47,484	48,131	49,124	51,310	49,016
EPS - Pro-Forma income from continuing operations (diluted)	$0.03	$0.40	$0.12	$0.68	$1.26

(a)          Central America includes Mexico, Costa Rica and Panama.

(b)         South America includes Chile, Ecuador and Peru.

(c)          The Mediterranean region includes Spain.

(d)         This expense has been reclassed into the appropriate operating segments. This presentation will be required under FAS 123R, effective January 1, 2006.  This reclassification is provided for comparability purposes.

(e)          Includes acceleration of original issue discount triggered by the early repayment of the K-12 seller note and the gain on the divestment of land at UEM.

(f)            The pro forma financial measures used in this current report on Form 8-K release are non-GAAP financial measures. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company’s management refers to these non-generally acceptable accounting principles (“GAAP”) financial measures in making operating decisions because they provide meaningful supplemental information regarding the Company’s operational performance and facilitate management’s internal comparisons to the Company’s historical operating  results. In addition, the Company has historically reported similar non-GAAP financial measures to investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this current report on Form 8-K to their most directly comparable GAAP financial meaure as provided with the financial results attached to this current report on Form 8-K.

Laureate Education, Inc.

Re-presented Historical Results (including pro forma adjustments)

Consolidated Statements of Continuing Operations

Reflects new revenue recognition method adoption for prior periods presented

(unaudited)

	1Q05	2Q05	3Q05	4Q05	FY05
	Actual	Actual	Actual	Actual	Actual
Revenues
Central America (a)	$62,930	$52,623	$59,997	$87,893	$263,443
South America (b)	20,042	78,528	65,422	79,148	243,140
Campus Based - Latin America	82,972	131,151	125,419	167,041	506,583

Mediterranean Region (c)	29,140	27,924	3,086	28,564	88,714
Hospitality	14,601	10,770	14,178	13,854	53,403
France	12,502	11,547	5,308	13,414	42,771
Campus Based - Europe	56,243	50,241	22,572	55,832	184,888

Campus Based Total	139,215	181,392	147,991	222,873	691,471

Laureate Online Education	39,462	45,577	45,809	53,505	184,353

Total revenues	178,677	226,969	193,800	276,378	875,824

Core operating expenses	170,247	176,559	170,214	198,938	715,958
Non-cash stock compensation expense (d)	—	—	—	—	—
General and administrative expenses	6,696	5,800	8,145	8,355	28,996

Total operating expenses	176,943	182,359	178,359	207,293	744,954

Operating Income	1,734	44,610	15,441	69,085	130,870

Non-operating items
Interest and other income (e)	2,416	3,273	2,876	3,224	11,789
Interest expense	(2,373)	(2,703)	(2,611)	(2,753)	(10,440)
Foreign exchange gain (loss)	249	(936)	(90)	(726)	(1,503)
Total non-operating items	292	(366)	175	(255)	(154)

Income from continuing operations before minority interest, equity in net income (loss) of affliates and income taxes	2,026	44,244	15,616	68,830	130,716

Minority interest in (income) loss of consolidated subsidiaries, net of income tax	(381)	(7,865)	(4,634)	(11,274)	(24,154)
Equity in net income (loss) of affiliates, net of income tax	(90)	(114)	(166)	(165)	(535)
Income tax expense	(227)	(4,955)	(1,749)	(12,736)	(19,667)

Income from continuing operations	$1,328	$31,310	$9,067	$44,655	$86,360

Weighted average shares (basic)	49,237	49,566	49,801	49,881	49,625
Weighted average shares (diluted)	51,814	51,944	52,073	52,267	52,028
EPS-Income from continuing operations (basic)	$0.03	$0.63	$0.18	$0.90	$1.74
EPS-Income from continuing operations (diluted)	$0.03	$0.60	$0.17	$0.85	$1.66

(a)          Central America includes Mexico, Costa Rica, Panama and Honduras.

(b)         South America includes Chile, Brazil, Ecuador and Peru.

(c)          The Mediterranean region includes Spain and Cyprus.

(d)         This expense has been reclassed into the appropriate operating segments. This presentation will be required under FAS 123R, effective January 1, 2006.  This reclassification is provided for comparability purposes.